Dear Fellow Shareholders,

It is my pleasure to report Thornburg Value Fund results for the fiscal year ended September 30. It has been a year of high volatility in equity markets, with exceptionally strong markets through March followed by a fairly persistent unwinding of high valuations in technology issues since. Fund results for the calendar year-to-date, 1 year, 3 years and 5 years (since inception) are shown in the accompanying table. These returns are for investors who held shares from the beginning of each period with all dividends reinvested. The Fund was launched on October 2, 1995.

Since this annual report is our 5th anniversary issue, it seems worthwhile to briefly reflect on the past 5 years. For equity investors and technology entrepreneurs, it has been a period like no other. Wealth creation has been unprecedented. Almost every year ended with the market at new highs and a media consensus that further gains would be unlikely. Yet the unlikely proved possible and market indices moved higher. Banks and financial services companies were leaders through 1997 with "blue chip" drug stocks taking indexes higher in 1998. Throughout the period, a variety of technology companies were stellar performers, especially companies benefiting from the wholesale adoption of the PC and client-server networks. From chipmakers to software suppliers, all prospered and so did their stocks. When the opportunity for unusual wealth creation potential of the Internet became widely accepted in 1999, speculation began in earnest. The success of earlier investments in technology encouraged widespread and aggressive participation in almost any Internet concept that could get funding, and almost anything could. With online trading capabilities now available for any individual interested in joining the fun, day trading became almost a way of life for some. Momentum investing carried Internet and other technology stocks to unsustainable valuations with the speculative blow off occurring early this year. We have been correcting the excesses ever since.

While the current stock market correction is painful for holders, it is part of a normal market revaluation process. The good news is that it also creates opportunity. Most of the stocks that spiked with the Internet fever early in the year have collapsed. More seasoned technology issues generally are being re-rated (as the Europeans say). That means price to earnings multiples are being lowered as stock prices are cut. Money is moving to where there is a perception of better and, at the present time, safer value. In this environment, our value approach has been effective. Early in the year, when the technology stocks were hitting new highs good quality consumer stable and financial service stocks were out of favor, handicapped by rising interest rates and an image of steady but slow growth. New investments and additions to holdings made at that time in companies such as Bank of New York, Wellpoint, Pepsico, CVS and Kimberly Clark have proved rewarding and have been solid performers in the current market environment.

In recent months, portfolio activity has included the addition of a number of new and diverse holdings. Listed to the left are the names of the companies and their business. We believe current market weakness for technology issues is also creating opportunities. Our approach has been to proceed cautiously even where companies have compelling promise and appear sufficiently depressed. Most of the stocks added to the portfolio have widely recognized names, nonetheless; some of these businesses are relatively young and fast growing and in our view, despite large capitalizations, fit most appropriately in our Emerging Franchise category. Among these are: America Online, Qualcomm, Advanced Micro Devices and Nortel Networks. Nortel had been eliminated from the portfolio because of valuation earlier in the year. At half the price, it is still the same exceptional company. Other recent additions include several smaller companies. These companies are Foundry Networks (network switches and routers), J. D. Edwards (enterprise software), and Entrust (personal network security). To learn more about these companies and other portfolio holdings please visit our website at www.thornburg.com. Links to company websites where available are also provided.

The impact of portfolio changes is reflected in the adjoining table, which compares sector holdings today with one year ago. As of September 30, the portfolio's 5 largest industry sectors included 31 stocks and accounted for 67% of portfolio value. Please take a look at the tables on page 4 to see a comparison of industry sectors changes from September 30, 1999 to year-to-date September 30, 2000.

On September 29, 2000, income distributions of $0.24, $0.22, $0.16 per share were paid on Class A, Class B and Class C shares, respectively. On November 7, 2000 a long-term capital gain distribution of $0.25 per share on Class A, Class B, and Class C shares was made. Our top priority and investment objective is capital appreciation. Nonetheless, we will continue to be conscious of the impact of portfolio activity on taxable investors.

Over the years, our practice of managing a concentrated portfolio of value priced stocks in what we identify as Basic Value, Consistent Growers and Emerging Franchise categories, has allowed Thornburg Value Fund to perform well in varying market environments. The Fund has earned Morningstar's 5 star overall rating* for risk adjusted performance. We are also proud of the fact that it ranks #1 for tax adjusted returns among 390 funds in its Morningstar category for the five year period ended September 30, 2000. Thornburg Value Fund has a sensible investment strategy. If we execute the strategy well, I am confident we will continue to perform well compared with appropriate benchmarks.

Thank you for investing in Thornburg Value Fund.

Sincerely,


William V. Fries, CFA
Portfolio Manager

ANNUALIZED Total return performance as of 9.30.2000
                           A Share
                                         YTD    1 Year    3 Years    5 Years
Net Asset Value
                                        7.68%    30.98%     22.57%    27.10%
Max. Offering Price
                                        2.83%    25.10%     20.70%    25.94%
                           B Shares
                                         YTD    1 Year    3 Years    5 Years
Net Asset Value
                                        0.25%    n/a       n/a         0.25%
Max. Offering Price
                                       (4.76)%   n/a       n/a        (4.76)%
                           C Shares
                                         YTD    1 Year    3 Years    5 Years
Net Asset Value
                                        7.03%    29.90%    21.60%      26.60%
Max. Offering Price
                                        6.03%    29.90%    21.60%      26.60%


september 30, 2000         statement of assets and liabilities
ASSETS
Investments at value (cost $1,252,278,868) ..................   $1,469,945,856
Cash ........................................................          576,242
Cash denominated in foreign currencies (cost $279,226) ......          288,709
Receivable for securities sold ..............................        9,448,571
Receivable for fund shares sold .............................       12,029,530
Unrealized gain on forward exchange contracts (Note 6) ......        7,597,321
Dividends receivable ........................................          774,670
Prepaid expenses and other assets ...........................           65,622
  Total Assets   $                                               1,500,726,521

LIABILITIES
Payable for fund shares redeemed ............................        2,566,869
Payable to investment advisor (Note 3) ......................        1,130,418
Accounts payable and accrued expenses .......................        1,230,789
Total Liabilities ...........................................        4,928,076

NET ASSETS ..................................................   $1,495,798,445

NET ASSETS CONSIST OF:
         Undistributed net investment income$ ...............        2,632,732
         Net unrealized appreciation on investments .........      225,250,958
         Accumulated net realized gain ......................       10,839,127
         Net capital paid in on shares of beneficial interest    1,257,075,628

                                                        $        1,495,798,445
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
($873,433,178 applicable to 26,486,170 shares
of beneficial interest outstanding - Note 4)                        $   32.98

Maximum sales charge, 4.50% of offering price
 (4.70% of net asset value per share) .......                            1.55

Maximum Offering Price Per Share ............                       $   34.53

Class B Shares:
Net asset value and offering price per share *
($17,944,484 applicable to 549,894 shares of
beneficial interest outstanding - Note 4) ...                       $   32.63

Class C Shares:
Net asset value and offering price per share *
($361,446,684 applicable to 11,021,044 shares
of beneficial interest outstanding - Note 4)                        $   32.80

Class I Shares:
Net asset value, offering and redemption price per share
($242,974,099 applicable to 7,342,962 shares of beneficial
 interest outstanding - Note 4)                                     $   33.09

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

statement of operations    year ended september 30, 2000
INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $302,123)   $ 36,275,050
Interest income ...........................................      2,615,246
                  Total Income ............................     38,890,296
EXPENSES
Investment advisory fees (Note 3) .........................      8,833,854
Administration fees (Note 3)
         Class A Shares ...................................        793,665
         Class B Shares ...................................          5,203
         Class C Shares ...................................        313,366
         Class I Shares ...................................         80,035
Distribution and service fees (Note 3)
         Class A Shares ...................................      1,587,330
         Class B Shares ...................................         41,620
         Class C Shares ...................................      2,506,925
Transfer agent fees .......................................        841,823
Registration & filing fees ................................        194,253
Custodian fees ............................................        394,768
Professional fees .........................................        103,596
Accounting fees ...........................................         92,930
Trustee fees ..............................................         16,505
Other expenses ............................................         89,745
                  Total Expenses ..........................     15,895,618

Less:
         Expenses reimbursed by investment advisor (Note 3)        (23,775)

                  Net Expenses ............................     15,871,843

                  Net Investment Income ...................     23,018,453

REALIZED AND UNREALIZED GAIN - NOTE 5 Net realized gain on:
         Investments ......................................     12,115,917
         Foreign currency transactions ....................      9,010,453
                                                                21,126,370
Net unrealized appreciation
         Investments ......................................    152,284,761
         Foreign currency translation .....................      9,342,450
                                                               161,627,211
                  Net Realized and Unrealized
                  Gain on Investments .....................    182,753,581

                  Net Increase in Net Assets Resulting
                  From Operations .........................   $205,772,034


See notes to financial statements.

statements of changes in net assets

INCREASE IN NET ASSETS FROM:
OPERATIONS:
Net investments income ...................$    23,018,453    $     1,728,501
Net realized gain on investments and
foreign currency transactions ...              21,126,370         11,550,239
Increase in unrealized appreciation on
investments and foreign currency
translation ...............................   161,627,211         59,067,284

  Net Increase in Net Assets Resulting
  from Operations                             205,772,034         72,346,024

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares ........................       (19,810,582)        (2,125,801)
         Class B Shares ...............          (233,591)                 0
         Class C Shares ...............        (5,785,505)          (251,359)
         Class I Shares ...............        (5,798,625)          (302,311)

From net realized gains ...............
         Class A Shares                        (5,654,581)                 0
         Class C Shares ...............        (2,137,052)                 0
         Class I Shares ...............          (825,940)                 0

FUND SHARE TRANSACTIONS - (Note 4) .........
         Class A Shares                        408,610,073        158,138,008
         Class B Shares ................        18,309,048                  0
         Class C Shares ................       187,082,037         77,354,880
         Class I Shares ................       169,014,282         50,091,345
   Net Increase in Net Assets ..........       948,541,598        355,250,786

NET ASSETS: ............................
  Beginning of year                            547,256,847        192,006,061
  End of year ........................ .   $ 1,495,798,445    $   547,256,847









See notes to financial statements.

Notes to financial statements       september 30, 2000
Note 1 - Organization

Thornburg Value Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund:
Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Global Value Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. Expenses which are applicable to all series of the Trust are allocated to each series based on their relative net assets. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers four classes of shares of beneficial interest, Class A, Class B, Class C and Institutional Class (Class I) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee,
(ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption, and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to distribution fees, administrative fees and certain transfer agent expenses. Class B shares of a Fund outstanding for eight years will convert to Class A shares of the Fund.


Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value.
Options  Written:  When the Fund writes a call  option,  an amount  equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.
The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments. Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Net realized capital losses are carried forward to offset realized gains in future years. To the extent such carryforwards are used, no capital gain distributions will be made.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Dividends to the shareholders are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.
General:  Securities  transactions  are  accounted  for on a trade  date  basis.
Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee And Other Transactions With Affiliates

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2000, these fees were payable at annual rates ranging from 7/8 of 1% to 27/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2000, the Adviser voluntarily reimbursed certain class specific transfer agent fees of $1,953 for Class B, $5,312 for Class C, and $16,510 for Class I, respectively.
The Fund has an underwriting agreements with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the year ended September 30, 2000, the Distributor earned net commissions aggregating $516,705 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $65,506 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% annum of its average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.

The Fund has also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to the Fund's Class B and Class C shares under which the Fund compensated the Distributor for services in promoting the sale of Class B and Class C shares of the Fund at an annual rate of up to 3/4 of 1% or .75% of the average daily net assets attributable to Class B and Class C shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans for the year ended September 30, 2000 are set forth in the statement of operations. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note 4 - Shares of Beneficial Interest
At September 30, 2000 there were an unlimited number of shares of beneficial interest authorized. Sales of Class B shares of the Value Fund commenced April 1, 2000. Transactions in shares of beneficial interest were as follows:


                                           Year ended                             Year Ended
                                       September 30, 2000                      September 30,1999
Class A Shares                        Shares    Amount                         Shares    Amount

Shares sold ....................      16,420,020    $ 527,506,679        9,050,261    $ 232,959,415
Shares issued to shareholders in
   reinvestment of dividends ...         749,655       23,727,075           73,730        1,947,825
Shares repurchased .............      (4,459,640)    (142,623,681)      (3,074,913)
                                                                                        (76,769,232)

Net Increase ...................      12,710,035    $ 408,610,073        6,049,078    $ 158,138,008

Class B Shares
Shares sold ....................         545,736    $  18,173,596
Shares issued to shareholders in
   reinvestment of dividends ...           6,695          220,934
Shares repurchased .............          (2,537)         (85,482)

Net Increase ...................         549,894    $  18,309,048

Class C Shares
Shares sold ....................       6,189,933    $ 196,801,670        3,233,243    $  83,091,171
Shares issued to shareholders in
   reinvestment of dividends ...         216,778        6,773,873            7,428          195,674
Shares repurchased .............        (522,055)     (16,493,506)        (239,159)      (5,931,965)

Net Increase ...................       5,884,656    $ 187,082,037        3,001,512    $  77,354,880

Class I Shares
Shares sold ....................       5,783,536    $ 183,376,529        2,014,660    $  50,619,712
Shares issued to shareholders in
   reinvestment of dividends ...         196,605        6,399,307           11,304          300,372
Shares repurchased .............        (631,269)     (20,761,554)         (31,874)        (828,739)

Net Increase ...................       5,348,872    $ 169,014,282        1,994,090    $  50,091,345

Note 5 - Securities Transactions

For the year ended September 30, 2000 the Fund had purchase and sale transactions of investment securities of $1,427,698,677 and $717,008,665, respectively. The cost of investments for Federal income tax purpose is $1,253,014,950 for the Fund. At September 30, 2000, net unrealized appreciation of investments was $216,930,906, based on cost for Federal income tax purposes, resulting from $288,351,272 gross unrealized appreciation and $71,420,366 gross unrealized depreciation.

Note 6 - Financial Investments With Off-Balance Sheet Risk

During the year ended September 30, 2000, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock holdings from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock holdings. These instruments may involve market risks in excess of the amount recognized on the Statements of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. The contract amounts indicate the extent of the Fund's involvement in such contracts.

At September 30, 2000, the Fund had outstanding forward exchange contracts for the sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

Contracts to sell:
     44,263,540    Swiss Francs for 27,087,143 US Dollars, December 20, 2000       1,246,979
     14,000,000    Swiss Francs for  7,966,541 US Dollars, March 21, 2001           (267,467)
  4,466,000,000    Japanese Yen for 43,134,828 US Dollars, December 20, 2000       1,127,704
     63,033,527    Euros for 61,437,675, December 20,2000                          5,504,662
 20,200,000,000    South Korean Won for 18,067,979 U.S. Dollars, December 20, 2000   (14,557)
                   Unrealized gain from forward exchange contracts               $  7,597,321


financial highlights
Year Ended September 30,
                                                 2000    1999     1998     1997    1996(a)
Class A Shares:
Per Share Operating Performance
(for a share outstanding throughout the year)+

Net asset value, beginning of year  $  26.20  $   19.48  $   20.42  $   14.50     $  11.94

Income from investment operations:
  Net investment income                 0.74       0.16       0.20       0.21         0.28
  Net realized and unrealized
  gain on investments ..........        7.29       6.76       0.40       6.28         2.56


Total from investment operations .      8.03       6.92       0.60       6.49         2.84

Less dividends from:
  Net investment income                (0.86)     (0.20)     (0.17)     (0.20)       (0.28)
  Net realized gains ...........       (0.39)      0.00      (1.35)     (0.37)        0.00
  Return of capital ............        0.00       0.00      (0.02)      0.00         0.00


Change in net asset value ......        6.78       6.72      (0.94)      5.92         2.56

Net asset value, end of year ...   $   32.98  $   26.20  $   19.48  $   20.42     $  14.50

Total Return (b) ...............       30.98%     35.50%      3.15%     46.01%       24.20%

Ratios/Supplemental Data Ratios to average net asset:
  Net investment income ........        2.31%      0.62%      0.95%      1.35%        2.48%(c)
  Expenses, after expense reductions    1.38%      1.44%      1.54%      1.61%        1.55%(c)
  Expenses, before expense reductions   1.38%      1.44%      1.54%      1.61%        2.16%(c)

Portfolio turnover rate ...........    72.35%     62.71%     99.55%     78.83%       59.62%

Net assets at end of year (000) ..   $873,433 $360,966     $150,492 $  66,893    $  15,438



(a)      Fund commenced operations on October 2, 1995.
(b)      Sales loads are not reflected in computing total return, which are not annualized for periods less than a year.
(c)      Annualized.
 +       Based on weighted average shares outstanding.

                                                          Period Ended
                                                      September 30, 2000 (a)
Class B Shares:
Per Share Operating Performance
(for a share outstanding throughout the year)+

Net asset value, beginning of period ................   $       33.22

Income from investment operations:
              Net investment income
              Net realized and unrealized ...........            0
              gain on investments ...................            0.09
Total from investment operations ....................            0.09

Less dividends from:
              Net investment income .................           (0.68)
              Net realized gains ....................            0
              Return of capital .....................            0


Change in net asset value ...........................           (0.59)

Net asset value, end of period ......................   $       32.63

Total Return (b) ....................................            0.25%

Ratios/Supplemental Data Ratios to average net asset:
         Net investment income ......................            0.02%(c)
         Expenses, after expense reductions .........            2.38%(c)
         Expenses, before expense reductions ........            2.43%(c)

Portfolio turnover rate .............................           72.35%

Net assets at end of period (000) ..................$           17,945





(a)  Effective date of class B shares was April 1, 2000.
(b) Sales loads are not reflected in computing total return, which are not annualized for periods less than a year.
(c)  Annualized.
 +       Based on weighted average shares outstanding.

Class C Shares:
Per Share Operating Performance
(for a share outstanding throughout the year)+
                                       Year Ended, September 30,
                                      2000    1999    1998     1997   1996(a)
Net asset value, beginning of year  $26.08  $19.45   $20.40   $14.51   $11.94

Income from investment operations:
    Net investment income             0.49   (0.01)    0.03     0.07     0.18
    Net realized and unrealized
    gain on investments               7.23    6.71     0.39     6.27     2.57


Total from investment operations      7.72    6.70     0.42     6.34     2.75

Less dividends from:
    Net investment income            (0.61)  (0.07)    0.00    (0.08)   (0.18)
    Net realized gains               (0.39)   0.00    (1.35)    (.37)    0.00
    Return of capital                 0.00    0.00    (0.02)    0.00     0.00


Change in net asset value             6.72    6.63    (0.95)    5.89     2.57

Net asset value, end of year        $32.80  $26.08   $19.45   $20.40   $14.51

Total Return (b)                     29.90% 34.45%    2.34%    44.77%   23.20%

Ratios/Supplemental Data Ratios to average net asset:
 Net investment income                1.53% (0.17)%   0.14%    0.48%    1.73%(c)
 Expenses, after expense reductions   2.16%  2.23%    2.36%    2.49%    2.30%(c)
 Expenses, before expense reductions  2.17%  2.23%    2.37%    2.73%    6.51%(c)

Portfolio turnover rate              72.35% 62.71%   99.55%   78.83%   59.62%

Net assets at end of year (000)   $361,447 $133,934  $41,513  $9,999   $1,267



(a)  Effective date of class C shares was October 2, 1995.
(b) Sales loads are not reflected in computing total return, which are not annualized for periods less than a year.
(c)  Annualized.
 +       Based on weighted average shares outstanding.

Class I Shares:
Per Share Operating Performance
(for a share outstanding throughout the year)+

Net asset value, beginning of year  $       26.26    $        21.78

Income from investment operations:
              Net investment income         0.91              0.25
              Net realized and unrealized
              gain on investments           7.25              4.48
Total from investment operations            8.16              4.73

Less dividends from:
              Net investment income         (0.94)            (0.25)
              Net realized gains            (0.39)            0
              Return of capital             0                 0


Change in net asset value                   6.83              4.48

Net asset value, end of year        $       33.09    $        26.26

Total Return (b)                            31.44%           21.70%

Ratios/Supplemental Data Ratios to average net asset:
    Net investment income                    2.82%            1.14%(c)
    Expenses, after expense reductions       0.99%            1.00%(c)
    Expenses, before expense reductions      1.00%            1.13%(c)

Portfolio turnover rate                     72.35%            62.71%

Net assets at end of year (000)     $       242,974  $        52,357




(a)  Effective date of class I shares was November 2, 1998.
(b) Sales loads are not reflected in computing total return, which are not annualized for periods less than a year.
(c)  Annualized.
 +       Based on weighted average shares outstanding.

schedule of investments    September 30, 2000
CUSIPS:  Class A - 885-215-731,  Class B -  885-215-590,  Class C - 885-215-715,
Class I - 885-215-632 NASDAQ Symbols: Class A - TVAFX, Class B - TVBFX proposed, Class C - TVCFX, Class I - TVIFX

         COMMON STOCK 94.80%

         BANKS (10.00%)
         American Financial Holdings Inc.       995,000   $17,536,875
         Bank New York Inc. .............       908,800    50,949,600
         Hudson City Bancorp Inc. .......       475,000     8,075,000
         National Commerce Bancorp ......     1,023,800    20,412,013
         Wells Fargo & Company ..........     1,079,100    49,571,156

BIOTECHNOLOGY (1.50%)
         Genzyme Corp. +                        331,000    22,570,063

CAPITAL EQUIPMENT (3.50%)
         Boeing Co.                             825,000    51,975,000

BUILDING MATERIALS (0.60%)
         Dyckerhoff AG Preferred                527,000     9,035,281

PHARMACEUTICALS (2.90%)
         American Home Products Corp.           755,000    42,704,688

ENTERTAINMENT (1.10%)
         Fox Entertainment Group Inc. +         637,600    16,896,400

FOOD & BEVERAGES (3.30%)
         Pepsico Inc.                         1,050,000    48,300,000

NATURAL GAS PIPELINES (3.80%)
         El Paso Energy Corp.                   899,300    55,419,362

HEALTHCARE SERVICES (6.40%)
         Health Management Assoc. +           2,100,000    43,706,250
         Renal Care Group Inc. +                219,100     4,080,737
         Wellpoint Health Networks Inc. +       485,500    46,608,000

HOUSEHOLD PRODUCTS (3.10%)
         Kimberly Clark Corp.                   814,600    45,464,863

INVESTMENT MANAGEMENT & BROKERAGE (15.70%)
         Alliance Capital Management Holding LP 557,700    27,954,713
         Charles Schwab and Co.                 672,500    23,873,750
         E-Trade Group Inc. +                 1,813,200    29,804,475
         Ing Groep N.V.                         445,000    29,683,918
         Investment Technology Group +          458,669    18,318,093
         Julius Baer Holding AG                   6,883    35,758,175
         Merrill Lynch & Co.                    606,000    39,996,000
         Stilwell Financial Inc. +              570,700    24,825,450

OIL & GAS (9.80%)
         BP Amoco Plc                           850,000    45,050,000
         Exxon Mobil Corp.                      580,000    51,692,500
         Unocal Corp.                         1,355,300    48,028,444

REAL ESTATE INVESTMENT TRUSTS (0.70%)
         Sun Communities Inc.                   310,400     9,816,400

RETAIL (5.60%)
         CVS Corp.                              890,000    41,218,125
         Lowes Inc.                             291,400    13,076,575
         Staples Inc. +                       1,935,000    27,452,812

TECHNOLOGY - SEMI CONDUCTORS & EQUIPMENT (7.10%)
         Advanced Micro Devices Inc. +          927,200    21,905,100
         Conexant Systems Inc. +                700,000    29,312,500
         Dallas Semiconductor Corp.             319,500    10,503,562
         Intel Corp.                            600,000    24,937,500
         Samsung Electronic                     100,000    18,114,155

TECHNOLOGY - SOFTWARE & SERVICES (7.40%)
         Adobe Systems Inc.                     260,000    40,365,000
         Advent Software, Inc. +                469,500    32,806,313
         J.D. Edwards & Company +             1,383,300    35,792,887

TECHNOLOGY - INTERNET SERVICES (2.40%)
         America Online Inc. +                  657,900    35,362,125

TELECOMMUNICATION SERVICES (4.10%)
         Dobson Communications Corp. +          235,300     3,455,969
         Nippon Telegraph and Telephone           2,900    28,503,871
         Verizon Communications                 570,000    27,609,375

TELECOMMUNICATION EQUIPMENT (5.30%)
         American Tower Corp. +                 656,700    24,749,381
         Nokia Corp.                            580,000    23,091,250
         Qualcomm Inc +                         415,000    29,568,750


MISCELLANEOUS (0.50%)
         DST Systems Inc. +                      62,000     7,285,000

TOTAL COMMON STOCKS (Cost $1,175,550,468)               1,393,217,456

COMMERCIAL PAPER 5.20%
    American General Finance, 6.55% due 10/6/2000    10,800,000      10,790,175
    Ford Motor Credit Co., 6.54% due 10/6/2000       10,800,000      10,790,190
    Lucent Technology Inc., 6.80% due 10/2/2000      17,200,000      17,196,751
    Nestle Finance, 6.53% due 10/11/2000             11,200,000      11,179,684
    United Parcel Service Inc., 6.40% due 10/11/2000 11,200,000      11,180,089
    USAA Capital Corp., 6.53% due 10/4/2000          15,600,000      15,591,511

         TOTAL COMMERCIAL PAPER (Cost $76,728,400)                   76,728,400


         TOTAL INVESTMENTS   (Cost $1,252,278,868)              $ 1,469,945,856

         +Non-income producing.
         See notes to financial statements.

         report of independent accountants

To the Board of Trustees and Shareholders of Thornburg Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended September 30, 1998 were audited by other independent accountants whose report dated October 23, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP


New York, New York
October 27, 2000